                                                                   EXHIBIT 10.30


                                                                [EXECUTION COPY]

                           AMENDMENT NO. 2 AND WAIVER
                           DATED AS OF MARCH 30, 1998

                                       TO

                           LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                  THIS AMENDMENT NO. 2 AND WAIVER dated as of March 30, 1998 (this "Amendment") is made between NABI, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

                             Preliminary Statements
                             ----------------------

                  The Borrower, the Lenders, and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997, as amended by Amendment No. 1 and Waiver dated as of November 14, 1997 (as so amended, the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

                  Defaults have occurred and are continuing under the Loan Agreement by reason of the Borrower's failure provide copies of the monthly unaudited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the months of January and February, 1998, as required under
Section 9.1(b) of the Loan Agreement, and the Borrower's failure to maintain (i) a minimum consolidated Fixed Charge Coverage Ratio of at least .36 to 1 and (ii) a Minimum Consolidated Net Worth of not less than $79,000,000, each for the Fiscal Quarter ending on December 31, 1997, as required under Section 10.1 of the Loan Agreement (the "Existing Defaults"), as a result of which the Lenders are entitled to exercise the rights and remedies provided for in the Loan Agreement.

                  The Borrower has requested that the Lenders provide a temporary term loan facility to create borrowing availability under the Revolving Credit Facility, waive the Existing Defaults, modify certain financial covenants and amend certain other provisions of the Loan Agreement, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

                             Statement Of Agreement
                             ----------------------

                  NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the provisions of Section 3 of this Amendment,

         (a)      by amending Section 1.1 DEFINITIONS thereof

                  (i) by amending the definition "APPLICABLE MARGIN" by deleting the figure "0.00%" appearing therein and substituting therefor the figure "1.00%";



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

                  (ii) by amending the definition "COLLATERAL" by redesignating subsection (m) appearing therein as subsection (n) and by inserting a new subsection (m) to read in its entirety as follows:

                           "(m)     all Real Estate,"

                  (iii) by amending the definition "COMMITMENT" in its entirety to read as follows:

                           "COMMITMENT" means, as to each Lender, the amount set forth opposite such Lender's name on ANNEX A hereto representing such Lender's obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of SECTION 11.1), to make or maintain its Proportionate Share of Loans under the Revolving Credit Facility and the Term Loan Facility or, from and after the date hereof, as set forth in the Register representing such Lender's obligation to make or maintain its Proportionate Share of Loans under the Revolving Credit Facility and the Term Loan Facility.

                  (iv) by amending the definition "EFFECTIVE INTEREST RATE" by deleting the phrase "Revolving Credit" appearing therein;

                  (v) by amending the definition "EURODOLLAR RATE LOAN" by inserting the phrase "Revolving Credit" immediately before the term "Loan" appearing therein;

                  (vi) by amending the definition "FIXED CHARGE COVERAGE RATIO" by inserting the phrase "plus any amount received in respect of federal or state income tax refunds," immediately after the term "EBITDA" appearing in subsection (i) thereof;

                  (vii) by amending the definition "LOAN" by inserting the phrase "or Term Loan" immediately after the phrase "Revolving Credit Loan" appearing therein;

                  (viii) by amending the definition "NOTE" by inserting the phrase "or the Term Notes" immediately after the phrase "Revolving Credit Notes" appearing therein;

                  (ix) by amending the definition "PRIME RATE LOAN" by deleting the phrase "Prime Rate Revolving Credit" appearing therein;

                  (x) by amending the definition "REVOLVING CREDIT FACILITY" by deleting the figure "$50,000,000" appearing therein and substituting therefor the figure "$45,000,000";

                  (xi) by amending the definition "SECURITY DOCUMENTS" by redesignating subsections (f), (g) and (h) appearing therein as subsections (g), (h) and (i) and by inserting a new subsection (f) to read in its entirety as follows:

                           "(f)     the Mortgage,"

                  (xii) by adding the following additional definitions to read as follows:

                           "EURODOLLAR AVAILABILITY DATE" means April 1, 1999.

                           "MORTGAGE" means and includes any mortgage, deed of trust, deed to secure debt, assignment or other instruments executed and delivered by the Borrower to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on the




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

         Borrower's Real Estate or a collateral assignment of the Borrower's interest under leases of Real Estate, and all amendments, modifications and supplements thereto.

                           "OPERATING CASH FLOW" means, for any specified period, the sum of the Net Income or Net Loss before provision for interest expense, income taxes, depreciation and amortization expense, plus any amount received in respect of federal or state income tax refunds, minus cash outlays for income taxes, minus Maintenance Capex and minus Other Included Expenditures of the Borrower and its Consolidated Subsidiaries for such period. For the purposes of this definition "Other Included Expenditures" means any expenditures during the computation period for a Permitted Repurchase or for Excess Permitted Capital Expenditures or for Permitted Investments listed on
         Schedule 1.1A (other than the 1st, 4th and 5th items listed on such Schedule) made after the Effective Date that are not included in the Capital Expenditures budgeted by the Borrower for such period and subject to the limitations of SECTION 10.5.

                           "TERM LOAN DATE" has the meaning set forth in SECTION 2B.6.

                           "TERM LOAN FACILITY" means the credit facility providing for Term Loans described in SECTION 2B.1 in the aggregate principal amount of $5,000,000.

                           "TERM LOANS" means Loans made to the Borrower pursuant to SECTION 2B.1 outstanding on the Term Loan Date.

                           "TERM NOTE" means each Term Note made by the Borrower payable to the order of a Lender evidencing the obligation of the Borrower to pay the aggregate unpaid principal amount of the Loans made to it by such Lender under the Term Loan Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Term Loan Date or otherwise) in form and substance satisfactory to the Agent either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         (b) by amending Section 2.1 REVOLVING CREDIT LOANS by inserting the phrase "AND PROVIDED FURTHER, HOWEVER, that no Eurodollar Rate Loans shall be requested or made prior to the Eurodollar Availability Date" immediately before the period at the end of the first sentence thereof.

         (c) by amending Section 2.2 MANNER OF BORROWING REVOLVING CREDIT LOANS by deleting the phrase "Effective Date" appearing in subsection (a)(ii) thereof and substituting therefor the phrase "Eurodollar Availability Date".

         (d) by inserting a new Article 2B TERM LOAN FACILITY to read in its entirety as follows:

                                   ARTICLE 2B

                               TERM LOAN FACILITY
                               ------------------

                  SECTION 2B.1 TERM LOAN. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees severally, but not jointly, to advance to the Borrower on the Term Loan Date a Term Loan (which shall be a Prime Rate
Loan) in a principal amount equal to such Lender's Proportionate Share of the Term Loan Facility.

                  SECTION 2B.2 MANNER OF BORROWING TERM LOAN. The Borrower shall give the Agent at least two Business Days' prior written notice of the occurrence of the Term Loan Date. Upon receipt of




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

such notice, the Agent shall promptly notify each Lender thereof. Each Lender will make an amount equal to such Lender's Proportionate Share of the Term Loan Facility available to the Agent for the account of the Borrower, at the office of the Agent, prior to 12:00 noon on the Term Loan Date, in funds immediately available to the Agent. Upon the satisfaction of the conditions of SECTIONS 2B.2 and 2B.6, the Agent shall make the advance to the Borrower pursuant to SECTION 2B.1.

                  SECTION 2B.3 REPAYMENT OF TERM LOAN. The outstanding principal balance of the Term Loan is due and payable, and shall be repaid in full by the Borrower on March 31, 1999; PROVIDED, HOWEVER, that, notwithstanding the foregoing, in the event the Termination Date shall occur before March 31, 1999, the then unpaid principal balance of the Term Loan shall be due and payable on said Termination Date.

                  SECTION 2B.4 TERM NOTE. Each Lender's Term Loans and the obligation of the Borrower to repay such Term Loans shall also be evidenced by a Term Note payable to the order of such Lender. Each Term Note shall be dated the Term Loan Date (or later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by the Borrower.

                  SECTION 2B.5 PREPAYMENT OF TERM LOAN.

                  (a) VOLUNTARY PREPAYMENT. The Borrower shall have the right at any time and from time to time, upon at least 30 days' prior written notice to the Agent in the case of a prepayment in full and upon at least five days' prior written notice to the Agent in the case of a partial prepayment, to prepay the Term Loan in whole or in part on any Business Day. Each partial prepayment of the Term Loan shall be in a principal amount equal to $50,000 or any integral multiple thereof and shall be applied to the then outstanding principal amount of the Term Loan. On the prepayment date, the Borrower shall pay interest on the amount prepaid, accrued to the prepayment date. Any notice of prepayment given by the Borrower hereunder shall be irrevocable, and the amount to be prepaid (including accrued interest and any prepayment fees) shall be due and payable on the date designated in the notice.

                  (b) MANDATORY PREPAYMENT ON ASSET DISPOSITION. Any and all amounts received by the Borrower as Net Proceeds from any Asset Disposition (subject to such restrictions and consents as may be required in the Loan Documents), shall be paid by the Borrower within one month following receipt thereof to the Agent for application to the Term Loans, after first applying such proceeds to reduce amounts outstanding under the Revolving Credit Facility pursuant to SECTION 2.4, to the extent such Net Proceeds exceed all amounts then outstanding under the Revolving Credit Facility. The Borrowers shall also be obligated to prepay the Term Loan in full together with accrued and unpaid interest thereon upon any termination of this Agreement pursuant to SECTION 3.6 or otherwise or upon any acceleration of the Term Loan pursuant to ARTICLE 13.

                  SECTION 2B.6 TERM LOAN DATE. The date on which the Lenders shall advance their Proportionate Share of the Term Loan Facility (the "TERM LOAN DATE") shall occur on the first date on or before April 30, 1998 on which the Lenders shall have received each of the following documents, each in form and substance satisfactory to the Lenders:

                  (a) the Term Notes in the form attached hereto as EXHIBIT D, with all blanks properly completed, dated the Term Loan Date and duly executed and delivered by the Borrower in favor of each Lender;

                  (b) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Term Loan Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), corporate




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

         action, if any, taken in connection with the Term Loan Date, and to the further effect that the incumbency certificate delivered in connection with the occurrence of the Effective Date remains in effect, unchanged;

                  (c) a certificate of the president or any vice-president of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,

                           (i) as of the Term Loan Date, all of the
                  representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the date hereof, and

                            (ii) as of the Term Loan Date, no Default or Event
                  of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

                  (d) the Mortgage duly executed and delivered by the Borrower and evidencing the recording of such instrument in the appropriate jurisdiction for the recording thereof on the Real Estate subject thereto (the Boca Raton facility) or, at the option of the Agent, in proper form for recording in such jurisdiction;

                  (e) a fully paid mortgagee title insurance policy or, at the option of the Agent, unconditional commitment for the issuance thereof with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Agent, in an amount equal to not less than the fair market value of the Real Estate subject to the Mortgage, insuring that such Mortgage creates a valid first lien on, and security title to, all Real Estate described therein, with no survey exceptions and no other exceptions which the Agent shall not have approved in writing;

                  (f) such materials and information concerning the Real Estate as the Agent may require, including, without limitation, (A) current and accurate surveys satisfactory to the Agent of all of the owned Real Estate, certified to the Agent and showing the location of the 100-year and 50-year flood plains thereon, (B) zoning letters as to the zoning status of all of the owned Real Estate, (C) certificates of occupancy covering all of the Real Estate, and (D) owner's affidavits as to such matters relating to the owned Real Estate as the Agent may request; and

                  (g) such other documents and instruments as the Agent or any Lender may reasonably request.

         (e) by amending Section 3.8 SETTLEMENT AMONG LENDERS by redesignating subsection (c) appearing therein as subsection (d) and by inserting a new subsection (c) to read in its entirety as follows:

                  (c) TERM LOANS. The Agent shall pay to each Lender its Ratable Share (based on the principal amount of the Term Loans owing to such Lender) of all payments received by the Agent hereunder in immediately available funds in respect of the principal of, or interest on, the Term Loans, net of any amounts payable by such Lender to the Agent, by wire transfer of same day funds, on the same day received by the Agent, if received prior to 1:00 p.m. (Atlanta time), otherwise on the following Business Day.

         (f) by amending Section 3.13 CONVERSION OR CONTINUATION by inserting the phrase "(other than a Term Loan)" immediately after the phrase "Prime Rate Loan" appearing therein.

         (g) by amending Section 10.1 FINANCIAL RATIOS in its entirety to read as follows:



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                  SECTION 10.1 FINANCIAL RATIOS. Permit:

                  (a) MAXIMUM OPERATING LOSS. The negative Operating Cash Flow of the Borrower and its Consolidated Subsidiaries for the Fiscal Quarter ending March 31, 1998 to be greater than $(4,575,000).

                  (b) MINIMUM FIXED CHARGE COVERAGE. The consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries as of the end of any Fiscal Quarter ending during any period described below to be less than the ratio set forth below opposite such period:

         Period                                                     Ratio
         ------                                                     -----

         the two consecutive Fiscal Quarters ending
         June 30, 1998                                           0.33 to 1;

         the three consecutive Fiscal Quarters ending
         September 30, 1998                                      .70 to 1;

         the four consecutive Fiscal Quarters ending
         December 31, 1998                                       .89 to 1;

         each four consecutive Fiscal Quarter period
         ending during Fiscal Year 1999                          1.1 to 1; or

         each four consecutive Fiscal Quarter period
         ending thereafter                                       1.25 to 1.

                  (c) MINIMUM EBITDA Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for each Fiscal Year set forth below to be less than the amount set forth opposite such Fiscal Year:

                  Fiscal Year                                Amount
                  -----------                                ------
                  December 31, 2000                       $32,000,000
                  December 31, 2001                       $36,000,000

                  (d) MINIMUM CONSOLIDATED NET WORTH. Permit consolidated Net Worth of the Borrower and its Consolidated Subsidiaries calculated at the end of any Fiscal Quarter ending on or after December 31, 1997 to be less than an amount equal to the sum of $62,000,000 PLUS 50% of the consolidated Net Income (without deduction for losses) of the Borrower and its Consolidated Subsidiaries, on a cumulative basis, for the period beginning on October 1, 1997 and ending on the last day of such Fiscal Quarter.

         (h)      by amending SECTION 14.2 EXPENSES by

                  (a) amending subsection (a) thereof in its entirety to read as follows:

                           (a) the negotiation, preparation, execution, delivery, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation


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                                    (i) the out-of-pocket costs and expenses
                  incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents;

                                    (ii) the costs and expenses of appraisals of
                  the Collateral;

                                    (iii) the costs and expenses of lien and
                  title searches and title insurance;

                                    (iv) taxes, fees and other charges for
                  recording the Mortgage, the Negative Pledge Agreements and filing the Financing Statements filed in connection with the occurrence of the Effective Date,

                           (b) by deleting the phrase "if a Default has occurred and is continuing," appearing in subsection (e) thereof, and

                           (c) by deleting the phrase ", after the occurrence of a Default or Event of Default," appearing in subsection (h) thereof.

                  Section 2. WAIVER OF DEFAULTS. On the Amendment Effective Date (as hereinafter defined) the Lenders hereby waive the Existing Defaults.

                  Section 3. EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of the first date (the "Amendment Effective Date") on which the Lenders shall have received each of the following documents (except that on the Amendment Effective Date, the effectiveness of Section 2 of this Amendment shall be retroactive to March 27, 1998:

                  (a) four copies of this Amendment duly executed and delivered by the Borrower, each Lender and the Agent;

                  (b) the Amended and Restated Revolving Credit Notes in the form attached hereto as ANNEX A, dated the Amendment Effective Date and duly executed and delivered by the Borrower in favor of each Lender;

                  (c) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), all corporate action, taken by the Borrower to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate delivered in connection with the occurrence of the Effective Date remains in effect, unchanged;

                  (d) a certificate of the president or any vice-president of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,

                           (i) after giving effect to the waiver set forth in
                  Section 2 of this Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the date hereof, and

                           (ii) after giving effect to the waiver set forth in
                  Section 2 of this Amendment, no Default or Event of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

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

                  (e) the Confirmation of Guarantors in the form attached hereto as ANNEX B duly executed and delivered by each Guarantor;

                  (f) the payment of an amendment fee in the amount of $250,000; and

                  (g) such other documents and instruments as the Agent or any Lender may reasonably request.

                  Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) AUTHORIZATION OF AGREEMENTS. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

                  Section 5. EXPENSES. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

                  Section 6. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.


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

                  Section 7. COUNTERPART EXECUTION; GOVERNING LAW.

         (a) EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         (b) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.






























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


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            BORROWER

                                            NABI

[CORPORATE SEAL]

                                            By:   /s/ Alfred J. Fernandez
                                                  -----------------------------
                                                  Alfred J. Fernandez
                                                  Senior Vice President and
Attest:                                           Chief Financial Officer
By:
    -----------------------------
Name:
     ----------------------------
Title:
      ---------------------------


                                            AGENT

                                            NATIONSBANK, N.A.

                                            By:      /s/ Brian O. Fallon
                                                     ---------------------------
                                            Name:    Brian O. Fallon
                                                     ---------------------------
                                            Title:   Senior Vice President
                                                     ---------------------------


                                            LENDERS

                                            NATIONSBANK, N.A.

                                            By:      /s/ Brian O. Fallon
                                                     ---------------------------
                                            Name:    Brian O. Fallon
                                                     ---------------------------
                                            Title:   Senior Vice President
                                                     ---------------------------


                                            BANKBOSTON, N.A.

                                            By:      /s/ Andrew A. Doherty
                                                     ---------------------------
                                            Name:    Andrew A. Doherty
                                                     ---------------------------
                                            Title:   Vice President
                                                     ---------------------------

















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


                                                                         ANNEX A

FORM OF AMENDED AND RESTATED
REVOLIVNG CREDIT NOTE

$                                                                    Atlanta, GA
 -------------------------                                       March    , 1998

         FOR VALUE RECEIVED, the undersigned, NABI, a Delaware corporation (the
"Borrower"), hereby unconditionally promises to pay to the order of         (the
"Lender") at the offices of NationsBank, N.A., a national banking association, as agent for the Lenders (together with its successor agents the "Agent") located at 600 Peachtree Street, N.E., Atlanta, Georgia, 30308, or at such other place within the United States as shall be designated from time to time by the Agent on the Termination Date, the principal amount of
($        ), or such lesser principal amount as may then constitute the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined), in lawful money of the United States of America in federal or other immediately available funds.

         The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Note outstanding from time to time for each day from the date of disbursement until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

         This Amended and Restated Revolving Credit is delivered in exchange and substitution for, but not in extinguishment of the Indebtedness outstanding under, the Revolving Credit Note dated September 12, 1997 in the original principal amount of $25,000,000.00 made by the Borrower in favor of the Lender.

         This Note is one of the Revolving Credit Notes referred to in that certain Loan and Security Agreement dated as of September 12, 1997 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement"; terms defined therein being used in this Note as therein defined) between the Borrower, the financial institutions party thereto from time to time (the "Lenders") and the Agent, is subject to, and entitled to, all provisions and benefits of the Loan Documents, is secured by the Collateral and other property as provided in the Loan Documents, is subject to optional and mandatory prepayment in whole or in part and is subject to acceleration prior to maturity upon the occurrence of one or more Events of Default, all as provided in the Loan Documents.

         Presentment for payment, demand, protest and notice of demand, notice of dishonor, notice of non-payment and all other notices are hereby waived by the Borrower, except to the extent expressly provided in the Loan Agreement. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed, all as provided in the Loan Agreement.

         The provisions of Section 14.5 of the Loan Agreement are hereby expressly incorporated by reference herein.

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

         This Revolving Credit Note shall be governed by, and construed in accordance with, the laws of the State of Georgia without giving effect to the conflict of laws principles thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                                NABI



                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

(CORPORATE SEAL)
----------------
Attest:
By:
   ------------------------------
Name:
     ----------------------------

                                                                        ANNEX B

                     CONSENT AND CONFIRMATION OF GUARANTORS

                  The undersigned, each in their capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 2 and Waiver dated as of March 30, 1998 and consents thereto and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  March     , 1998

                                         BIOMUNE CORPORATION


[Corporate Seal]                         By:/s/ Alfred J. Fernandez
                                            ----------------------------------
                                         Alfred J. Fernandez
                                         Treasurer



                                         NABI FINANCE, INC.

[Corporate Seal]                         By:/s/ Alfred J. Fernandez
                                            ----------------------------------
                                         Alfred J. Fernandez
                                         President


                                         NABIMED, LTD.


[Corporate Seal]                         By:/s/ Alfred J. Fernandez
                                            ----------------------------------
                                         Alfred J. Fernandez
                                         Secretary


                                         UNIVAX PLASMA, INC.

[Corporate Seal]                         By:/s/ Alfred J. Fernandez
                                            ----------------------------------
                                         Alfred J. Fernandez
                                         Treasurer and Chief Financial Officer






                                       26